NATIONAL PENN BANCSHARES, INC.
                         ------------------------------

                 COMMUNITY EMPLOYEE SUBSTITUTE STOCK OPTION PLAN
                 -----------------------------------------------

                        (as assumed, amended and restated
                           effective January 3, 2001)


     1.   Purpose, Assumption, Amendment and Restatement
          ----------------------------------------------

          (a) Community Independent Bank, Inc. ("CIB") adopted the 1996 Employee Stock Option Plan (the "CIB Plan") effective February 8, 1996. The CIB Plan was intended to provide additional incentive to officers and other key employees of CIB by encouraging them to invest in shares of CIB's common stock, and thereby acquire a proprietary interest in CIB and an increased personal interest in CIB's continued success and progress, to the mutual benefit of officers, employees and shareholders.

          (b) On January 3, 2001 (the "Effective Date"), CIB merged with and into National Penn Bancshares, Inc. (the "Company"), with the Company surviving such merger (the "Merger"), pursuant to an Agreement (the "Agreement") between CIB and the Company dated July 23, 2000.

          (c) On the Effective Date, pursuant to the Agreement, each outstanding share of CIB's common stock was automatically converted into 0.945 share of the Company's common stock, without par value (the "Stock").

          (d) Immediately prior to the Effective Date, there were stock options outstanding under the CIB Plan for 14,300 shares of CIB's common stock, all of which became 100% vested and presently exercisable because of the Merger. On the Effective Date, pursuant to the CIB Plan and the Agreement, each such option was automatically converted into a substitute stock option for Stock, with the number of shares and the per share exercise price adjusted to reflect the exchange ratio of 0.945 to 1, and otherwise on the same terms and conditions as the converted CIB stock option. As a result, stock options 100% vested and presently exercisable for 13,514 shares of Stock are outstanding.

          (e) This National Penn Bancshares, Inc. Community Employee Substitute Stock Option Plan (the "Plan") reflects the Company's assumption of the CIB Plan and of the stock options outstanding under the CIB Plan as of the Effective Date, on the terms and conditions provided in the Agreement, and the Company's determination to delete provisions of the CIB Plan inapplicable to such outstanding options. The Plan amends and restates the CIB Plan accordingly.

          (f) As used herein, the term "Options" means, individually and collectively, the substitute stock options issued pursuant to the CIB Plan and the Agreement, exercisable for 13,514 shares of Stock, subject to adjustment as provided in Section 2 hereof.

     2.   Total Number of Shares
          ----------------------

          The total number of shares of Stock that is subject to Options under the Plan is 13,514 shares, subject to adjustment in accordance with this Section. If the shares of Stock shall be changed into or exchanged for a different number or kind of shares of Stock of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Stock subject to an Option under the Plan and to the maximum number of shares of Stock that may be subject to Options as set forth in this Section, the number and kind of shares into which each outstanding share of Stock shall be exchanged, or to which each such share shall be entitled, as the case may be. Where appropriate, outstanding Options shall also be amended by the Committee (defined in Section 4(a)) as to Option Price and other terms as may be necessary to equitably reflect the foregoing events. If there shall be any other change in the number or kind of outstanding shares of Stock, or any shares into which such shares shall have been changed, or for which the Option Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any outstanding Options, such adjustments shall be made in accordance with the Committees's determination. Reacquired shares of the Company's Stock, as well as unissued shares, may be used for the purpose of this Plan.

     3.   No Further Eligible Employees
          -----------------------------

          Other than the persons who received Options on the Effective Date, no persons are eligible to participate in the Plan. Prior to the Effective Date, the persons eligible to participate in the CIB Plan were such key officers and other management employees (including officers and directors who were employees) of CIB or an affiliated or subsidiary corporation who were selected by the administrative committee under the CIB Plan.

     4.   Administration of Plan
          ----------------------

          (a) The Plan shall be administered by a committee (the "Committee") composed of three to six members of the Company's Board of Directors (the "Board") who are (i) "non-employee directors" of the Company within the meaning of Rule 16b-3(b)(3) under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), and (ii) "outside directors" of the Company within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Options, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Options, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to a Committee or the Board, or for the acts or omissions of any other members of a Committee or the Board. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board if it so desires.

          (c) The Committee does not have authority to grant any stock options in addition to the Options set forth in Section 2 hereof.

     5.   Incentive Stock Options and Non-Qualified Stock Options
          -------------------------------------------------------

          (a) Options issued pursuant to the CIB Plan included both Incentive Stock Options and Non-Qualified Stock Options. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Code and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee was authorized to grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, and more than one of each type of option to the same person.

          (b) The per share exercise price of the Stock covered by each Option (the "Option Price") was determined by dividing the per share exercise price of each stock option outstanding on the Effective Date under the CIB Plan by the exchange ratio (0.945).

          (c) Incentive Stock Options issued pursuant to the CIB Plan were issued by stock option agreements substantially in the form set forth in Appendix I to the CIB Plan (prior to its assumption, amendment and restatement into this Plan). Substitute Incentive Stock Options outstanding under this Plan shall be reflected by stock option agreements substantially in the form set forth in Appendix I hereto, which form is hereby incorporated by reference and made a part hereof and incorporates by reference the terms and conditions of the original stock option agreement, except as changed by the Agreement, this Plan or the stock option agreement itself. Substitute Incentive Stock Options are not be exercisable after the expiration of ten years from the date their predecessor options were originally granted by CIB, unless terminated earlier under the terms of the Option. Each of the substitute Incentive Stock Options outstanding under this Section 5(c) is intended to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. If this Plan or any Option outstanding under this Section 5(c) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such Option (and its predecessor option) shall be deemed automatically amended as of the date hereof (and as of February 8, 1996) to conform to such legal requirements, if such conformity may be achieved by amendment.

          (d) Non-Qualified Stock Options issued pursuant to the CIB Plan were issued by stock option agreements substantially in the form set forth in Appendix II to the CIB Plan (prior to its assumption, amendment and restatement into this Plan). Substitute Non-Qualified Stock Options outstanding under this Plan shall be reflected by stock option agreements substantially in the form set forth in Appendix II hereto, which form is hereby incorporated by reference and made a part hereof and incorporates by reference the terms and conditions of the original stock option agreement, except as changed by the Agreement, this Plan or the stock option agreement itself. Non-Qualified Stock Options shall expire ten years and 30 days after the date their predecessor options were granted, unless terminated earlier under the terms of the Option.

          (e) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor any of their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee if (i) an Option outstanding under Section 5(c) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any Option outstanding under Section 5(d) hereof is an "Incentive Stock Option."

     6.   Amendment, Supplement, Suspension and Termination
          -------------------------------------------------

          The Board shall have the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect any Options. If not terminated by the Board at an earlier time, then, at such time as all Options outstanding under the Plan have either been exercised, lapsed unexercised, or been terminated, forfeited or cancelled as provided herein, the Plan shall terminate.

     7.   Effectiveness of Plan
          ---------------------

          This Plan shall be effective as of January 3, 2001.

     8.   General Conditions
          ------------------

          (a) Nothing contained in this Plan or any Option outstanding under this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

          (b) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the Options outstanding under this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

          (c) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

          (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                                                      APPENDIX I
                                                                      ----------



                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------

                 COMMUNITY EMPLOYEE SUBSTITUTE STOCK OPTION PLAN
                 -----------------------------------------------



                             STOCK OPTION AGREEMENT
                                       FOR
                             INCENTIVE STOCK OPTION
                             ----------------------

                                     BETWEEN

                         NATIONAL PENN BANCSHARES, INC.

                                       AND

                         ------------------------------
                                 (the Optionee)


              Date of Grant:
                             ---------------------------------
                                [Date of original grant by
                             Community Independent Bank, Inc.]

              Number of Shares:                          shares
                                -----------------------


              Purchase Price:              $          per share
                                            --------


              Option Expires:
                              ---------------------------------

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


Number of shares subject to option:          ____________________ shares.

          This Agreement is dated  ______________________  between National Penn
Bancshares,  Inc.  (the  "Corporation")  and  ___________________________   (the
"Optionee").

                                   BACKGROUND:

          1. On February 8, 1996, Community Independent Bank, Inc. ("CIB") adopted an Employee Stock Option Plan (the "CIB Plan").

          2. Optionee was granted options under the CIB Plan to purchase shares of CIB Common Stock pursuant to an agreement dated ______________________(the "CIB Agreement").

          3. Pursuant to an Agreement between CIB and the Corporation dated July 23, 2000, CIB merged with and into the Corporation on January 3, 2001, resulting in, among other things, the Corporation assuming the CIB Plan and the options outstanding thereunder as of January 3, 2001.

                                   WITNESSETH:

          1.   Grant of Option

          Pursuant to the provisions of the National Penn Bancshares, Inc. Community Employee Substitute Stock Option Plan (the "Plan"), the Corporation hereby confirms that the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, has been granted the right and option to purchase from the Corporation all or any part of an aggregate of __________ shares of Common Stock (without par value) of the Corporation at the purchase price of $__________ per share, such option to be exercised as hereinafter provided.

          2. Terms and Conditions

          It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

          (a) Expiration Date. Subject to the provisions of Paragraph 2(d), the option granted hereby shall expire on _________________ [the expiration date of the original option granted by CIB].

          (b) Exercise of Option. As of January 3, 2001, the Optionee has a 100% vested interest in the right to exercise the option evidenced hereby.

          This option may be exercised in whole or from time to time in part at any time prior to the expiration hereof. Any exercise shall be accompanied by a written notice to the Corporation specifying the number of shares as to which the option is being exercised.

          (c) Payment of Purchase Price Upon Exercise. At the time of any exercise, the purchase price of the shares as to which this option shall be exercised shall be paid in any of the following forms: (1) cash, which may be evidenced by a check; (2) unless prohibited by the Committee appointed pursuant to Section 4 of the Plan (the "Committee"), certificates representing shares of Common Stock of the Corporation, which will be valued by the Secretary of the Corporation at the fair market value per share of the Corporation's Common Stock (determined in a manner consistent with fair market value determination under the CIB Plan) on the date of delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (3) unless prohibited by the Committee, any combination of cash and Common Stock of the Corporation valued as provided in clause (2). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

          (d) Exercise Upon Death or Termination of Employment.

              (1) Upon the termination of employment of the Optionee for any reason other than (i) disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or (ii) death, the unexercised portion of any option held by the Optionee shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) three months from the date of such termination of employment.

              (2) Upon the termination of employment of the Optionee  because of
(i) disability as defined in Section 22(e)(3) of the Code and the regulations thereunder, or (ii) death, the unexercised portion of any option held by the Optionee shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) one year from the date of such termination of employment.

          (e) Transferability. This option shall not be transferable other than by Will or by the laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by the Optionee.

          (f) Adjustments. In the event of any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, combination of shares, transfer of assets, conversion or other change in the corporate structure of the Corporation which the Committee deems in its sole discretion to be similar circumstances, the Committee shall appropriately adjust the number of shares subject to this option and the price per share thereof (but not the total price), so that upon exercise the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this option immediately before the effective date of such change in the capital structure of the Corporation. Any adjustment so made shall be final and binding upon the Optionee.

          (g) No Rights as Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to this option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

          (h) No Right To Continued Employment. This option shall not confer upon the Optionee any right with respect to continuance of employment by the Corporation or any subsidiary, nor shall it interfere in any way with the right of his or her employer to terminate the Optionee's employment at any time.

          (i) Compliance with Law and Regulations. This option and the obligation of the Corporation to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

          3. Investment Representation

          The Committee may require the Optionee to furnish to the Corporation, prior to the issuance of any shares upon the exercise of all or any part of this option, an agreement (in such form as such Committee may specify) in which the Optionee represents that the shares acquired by the Optionee upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

          4. Incentive Stock Option

          The Corporation and the Optionee intend that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

          5. Optionee Bound by Plan

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, all of which are incorporated herein by reference. In addition, the terms and provisions of the CIB Agreement are incorporated herein by reference to the extent not inconsistent with the terms and provisions hereof or the terms and provisions of the Plan.

          6. Notices

          Any notice hereunder to the Corporation shall be addressed to it at its office, Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512,
Attention: Corporate Secretary, and any notice hereunder to Optionee shall be addressed to him or her at the address below, subject to the right of either party to designate at any time hereafter in writing some other address.

          IN WITNESS WHEREOF, National Penn Bancshares, Inc. has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.


          NATIONAL PENN BANCSHARES, INC.                      OPTIONEE


          By: _________________________               _________________________
                  (Signature)                                (Signature)

              _________________________               _________________________
                  (Print Name)

              _________________________               _________________________
                  (Print Title)                             (Print Address)

                                                                     APPENDIX II
                                                                     -----------


                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------

                 COMMUNITY EMPLOYEE SUBSTITUTE STOCK OPTION PLAN
                 -----------------------------------------------


                             STOCK OPTION AGREEMENT
                                       FOR
                           NON-QUALIFIED STOCK OPTION
                           --------------------------

                                     BETWEEN

                         NATIONAL PENN BANCSHARES, INC.

                                       AND


                         ------------------------------
                                 (the Optionee)


              Date of Grant:
                             ---------------------------------
                                 [Date of original grant by
                              Community Independent Bank, Inc.]

              Number of Shares:                          shares
                                -----------------------


              Purchase Price:             $           per share
                                           ----------


              Option Expires:
                              --------------------------------

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


Number of shares subject to option:             __________________ shares.

          This Agreement is dated  _____________________  between  National Penn
Bancshares,   Inc.  (the   "Corporation")   and   _______________________   (the
"Optionee").

                                   BACKGROUND:

          1. On February 8, 1996, Community Independent Bank, Inc. ("CIB") adopted an Employee Stock Option Plan (the "CIB Plan").

          2. Optionee was granted options under the CIB Plan to purchase shares of CIB Common Stock pursuant to an agreement dated ________________ (the "CIB Agreement").

          3. Pursuant to an Agreement between CIB and the Corporation dated July 23, 2000, CIB merged with and into the Corporation on January 3, 2001, resulting in, among other things, the Corporation assuming the CIB Plan and the options outstanding thereunder as of January 3, 2001.

                                   WITNESSETH:

          1. Grant of Option

          Pursuant to the provisions of the National Penn Bancshares, Inc. Community Employee Substitute Stock Option Plan (the "Plan"), the Corporation hereby confirms that the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, has been granted the right and option to purchase from the Corporation all or any part of an aggregate of ________________ shares of Common Stock (without par value) of the Corporation at the purchase price of $__________ per share, such option to be exercised as hereinafter provided.

          2. Terms and Conditions

          It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

          (a) Expiration Date. Subject to the provisions of Paragraph 2(d), the option evidenced hereby shall expire on _________________ [the expiration date of the original option granted by CIB].

          (b) Exercise of Option. As of January 3, 2001, the Optionee has a 100% vested interest in the right to exercise the option evidenced hereby.

          This option may be exercised in whole or from time to time in part at any time prior to the expiration hereof. Any exercise shall be accompanied by a written notice to the Corporation specifying the number of shares as to which the option is being exercised.

          (c) Payment of Purchase Price Upon Exercise. At the time of any exercise, the purchase price of the shares as to which this option shall be exercised shall be paid in any of the following forms: (1) cash, which may be evidenced by a check; (2) unless prohibited by the Committee appointed pursuant to Section 4 of the Plan (the "Committee"), certificates representing shares of Common Stock of the Corporation, which will be valued by the Secretary of the Corporation at the fair market value per share of the Corporation's Common Stock (determined in a manner consistent with fair market value determination under the CIB Plan) on the date of delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (3) unless prohibited by the Committee, any combination of cash and Common Stock of the Corporation valued as provided in clause (2). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

          In  addition,   to  the  extent   permitted  by  applicable   law  and
regulations, the Committee may permit payment of the purchase price through arrangements with a brokerage firm under which such firm, on behalf of the Optionee, will pay to the Corporation the purchase price of the shares being purchased, and the Corporation will promptly deliver to such firm the number of shares of Common Stock subject to the option so that the firm may sell such shares, or a portion thereof, for the account of the Optionee. In addition, the Committee may permit payment of the purchase price by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Corporation sufficient funds to pay the purchase price as soon as the shares subject to the option, or a portion thereof, are sold on behalf of the Optionee.

          (d) Exercise Upon Death or Termination of Employment.

              (1) Upon the termination of employment of the Optionee for any reason other than (i) disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or (ii) death, the unexercised portion of any option held by the Optionee shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) three months from the date of such termination of employment.

              (2) Upon the termination of employment of the Optionee  because of
(i) disability as defined in Section 22(e)(3) of the Code and the regulations thereunder, or (ii) death, the unexercised portion of any option held by the Optionee shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) one year from the date of such termination of employment.

          (e) Transferability. This option shall not be transferable other than by Will or by the laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by the Optionee.

          (f) Adjustments. In the event of any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, combination of shares, transfer of assets, conversion or other change in the corporate structure of the Corporation which the Committee deems in its sole discretion to be similar circumstances, the Committee shall appropriately adjust the number of shares subject to this option and the price per share thereof (but not the total price), so that upon exercise the Optionee shall receive the same number of shares the Optionee would have received had the Optionee been the holder of all shares subject to this option immediately before the effective date of such change in the capital structure of the Corporation. Any adjustment so made shall be final and binding upon the Optionee.

          (g) No Rights as Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to this option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

          (h) No Right To Continued Employment. This option shall not confer upon the Optionee any right with respect to continuance of employment by the Corporation or any subsidiary, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

          (i) Compliance with Law and Regulations. This option and the obligation of the Corporation to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

          3. Investment Representation

          The Committee may require the Optionee to furnish to the Corporation, prior to the issuance of any shares upon the exercise

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

of all or any part of this option, an agreement (in such form as such Committee may specify) in which the Optionee represents that the shares acquired by the Optionee upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

          4. Optionee Bound by Plan

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, all of which are incorporated herein by reference. In addition, the terms and provisions of the CIB Agreement are incorporated herein by reference to the extent not inconsistent with the terms and provisions hereof or the terms and provisions of the Plan.

          5. Notices

          Any notice hereunder to the Corporation shall be addressed to it at its office, Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512,
Attention: Corporate Secretary, and any notice hereunder to Optionee shall be addressed to the Optionee at the address below, subject to the right of either party to designate at any time hereafter in writing some other address.

          IN WITNESS WHEREOF, National Penn Bancshares, Inc. has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.


         NATIONAL PENN BANCSHARES, INC.                       OPTIONEE


         By:  _________________________               _________________________
                  (Signature)                               (Signature)

              _________________________               _________________________
                  (Print Name)

              _________________________               _________________________
                  (Print Title)                            (Print Address)

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